                SERVICING CERTIFICATE                                     PAGE 5
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
MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996A             Current Collection Period:  01-Sep-96 to 30-Sep-96
                                                                                P & S Agreement Date:                    01-Feb-96


                                     PASS-THROUGH RATES CURRENT DISTRIBUTION:                                       Current
                                                                                                            ----------------------
CLASS A CERTIFICATES, SERIES 1996A   LIBOR + 0.43%           5.93000%           Original Closing Date:                   28-Feb-96
                                                                                DISTRIBUTION DATE:                       15-OCT-96
                                                                                Days in Accrual Period                          30



                  Weighted Average Mortgage Rate (WAC) --               7.35008%
LIBOR    5.50000% Weighted Average Net Mtge Rate (Alternate Rate)--     6.97008%

  -----------------------------------------------------------------------------------------------------------------------------
 1     Beginning Pool Principal Balance                                                                          326,305,580.12
 2     Beginning Pool Balance Factor                                                                                 93.879116%
  -----------------------------------------------------------------------------------------------------------------------------
 3     Beginning Class A Principal Balance                                                                       321,895,975.00
 4     Beginning Overcollateralization Amount                                                                      4,409,605.12
 5     Required Overcollateralization Amount                                                                       6,951,611.68
  -----------------------------------------------------------------------------------------------------------------------------
 6     Aggregate of all Principal Payments Received                                              (P&S 5.08i   )            0.00
 7     Aggregate of all Principal Prepayments Received                                           (P&S 5.08i   )    3,531,573.23
 8     Aggregate of any Net Liquidation Proceeds Received                                        (P&S 5.08iii )            0.00
 9     Aggregate of any Insurance Proceeds Received                                              (P&S 5.08iv  )            0.00
10     Aggregate of any Awards or Settlements From Condemnation Proceedings                      (P&S 5.08v   )            0.00
11     Aggregate of any Proceeds From Repurchased Mortgage Loans                                 (P&S 5.08vi  )            0.00
12     Aggregate of any Revenues From Fidelity Bond or Mortgage Interest Insurance Policy        (P&S 5.08vii )            0.00
13     Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                    (P&S 5.08viii)            0.00
14     Current Principal Advances                                                                   (P&S 6.03 )            0.00
15     Current Servicer Principal Reimbursements                                                  (P&S 5.09ii )            0.00
16i    Total Principal Available For Distribution (6+7+8+9+10+11+12+13+14-15)                                      3,531,573.23
  ii   Loss on Liquidated Mortgage Loans                                                                                   0.00
17     Aggregate of all Interest Payments Received                                               (P&S 5.08ii  )    1,783,555.97
18     Current Servicing Fee                                                                     (P&S 5.08ii  )       46,286.42
19     Monthly Interest Advance (Recovery) based on delinquent accounts                          (P&S 6.02vii )      215,086.51
20     Current Servicer Interest Advance (Recovery)                                              (P&S 6.02vii )      215,086.51
21     Total Interest Available For Distribution (17-18+20)                                                        1,952,356.06
22     Total Funds Available For Distribution (16i+22)                                                             5,483,929.29
  -----------------------------------------------------------------------------------------------------------------------------
23     Class A Formula Principal Distribution Amount (lines 16i + 16ii +28iii of
           preceding dist)                                                                                         3,531,573.23
  -----------------------------------------------------------------------------------------------------------------------------
24     Class A Distribution Amount -- interest (25iv ) + principal (27iii )                      (P&S 6.02i   )    5,449,057.23

25i.   Class A Current Interest                                                                                    1,590,702.61
  ii.  Class A Unpaid Interest Shortfall (Class A Interest Shortfall from Preceding
           Distribution Date)                                                                                              0.00
  iii. Class A Interest Formula Distribution Amount (25i + 25ii)                                                   1,590,702.61
  iv.  Class A  Distribution Allocable to Interest (min of: lines 22 and 25iii)                                    1,590,702.61

26i.   Class A Unpaid Interest Shortfall (Class A Interest Shortfall from Preceding
           Distribution Date)                                                                                              0.00
  ii.  Class A Unpaid Interest Shortfall Included in 25iv (when 26i greater than 0:
           min of 25ii and 25iv)                                                                                           0.00
  iii. Class A Interest Shortfall (lines 25iii - 25iv)                                                                     0.00

27i.   Class A Principal Distribution Amount (min of: line 23 +28i and principal needed
           after oc trigger)                                                            NEEDS FORMULA FOR OC       3,531,573.23
  ii   Accelerated Principal Distribution Amount (min of: lines 5 - 4 and
           22 - 25iv - 27i - 29i - 31ii)                                                                             326,781.39
  iii  Total Class A Distribution Allocable to Principal (27i + 27ii)                                              3,858,354.62

28i.   Class A Unpaid Principal Shortfall (Class A Principal Shortfall from Preceding
           Distribution Date)                                                                                              0.00
  ii.  Class A Unpaid Principal Shortfall included in 27i (when 28i greater than 0:
           min of 27i and 28i)                                                                                             0.00
  iii. Class A  Principal Shortfall (lines 28i + 28ii)                                                                     0.00
  -----------------------------------------------------------------------------------------------------------------------------
29i    Total Amount to Certificate Insurer                                                                            34,872.06
  ii.  Monthly Insurance Amount                                                                  (P&S 6.02vi  )       34,872.06
  iii. Reimbursement Amount                                                                                                0.00
  -----------------------------------------------------------------------------------------------------------------------------
30i.   Cumulative Master Servicer Advanced Interest                                              (P&S 6.02v   )    1,252,239.25
  ii.  Cumulative Master Servicer Advanced Principal                                                                       0.00
  -----------------------------------------------------------------------------------------------------------------------------
31i.   Beginning Reserve Fund Balance                                                             (P&S 6.06   )      250,000.00
  ii.  Current Reserve Fund Deposit                                                                                        0.00
  iii  Current Reserve Fund Advances                                                                                       0.00
  iv.  Ending Reserve Fund Balance                                                                                   250,000.00
  -----------------------------------------------------------------------------------------------------------------------------
32i.   Available Excess Interest                                                                                     326,781.39
  ii.  Distribution Account Shortfall                                                             (P&S 6.02xvi)            0.00
  iii  Class R Distribution Amount For Such Distribution Date                                                              0.00
  -----------------------------------------------------------------------------------------------------------------------------
33i.   Ending Pool Principal Balance                                                              (P&S 6.02vii)  322,774,006.89
  ii.  Ending Pool Balance Factor                                                                                    92.863072%

34     Ending Class A Principal Balance                                                                          318,037,620.38
35     Ending Overcollateralization Amount                                                                         4,736,386.51
  -----------------------------------------------------------------------------------------------------------------------------
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
            STATEMENT TO CERTIFICATEHOLDERS                               PAGE 6
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
MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996A              Current Collection Period:  01-Sep-96 to 30-Sep-96

                                     PASS-THROUGH RATES CURRENT DISTRIBUTION:         LIBOR=  5.5000%               Current
                                                                                                             ----------------------
CLASS A CERTIFICATES, SERIES 1996A   LIBOR + 0.43%           5.93000%            Original Closing Date:                   28-Feb-96
                                                                                 DISTRIBUTION DATE:                       15-OCT-96
                       Weighted Average Net Mtge Rate (Alternate Rate) --        6.97008%
  -----------------------------------------------------------------------------------------------------------------------
 1i.   Class A Distribution Amount                                                                               0.000016

  i.   Class A Current Interest                                                                                  0.000005
  ii.  Class A Unpaid Interest Shortfall                                                                         0.000000
  iii. Class A Interest Formula Distribution Amount                                                              0.000005
  iv.  Class A  Distribution Allocable to Interest                                                               0.000005

 2i.   Class A Principal Distribution Amount                                                                     0.000010
  ii   Accelerated Principal Distribution Amount                                                                 0.000001
  iii  Total Class A Distribution Allocable to Principal                                                         0.000011
  -----------------------------------------------------------------------------------------------------------------------
 3     Ending Pool Principal Balance                                                                       322,774,006.89
 4     Ending Pool Balance Factor                                                                              92.863072%

 5     Ending Class A Principal Balance                                                                    318,037,620.38
 6     Ending Overcollateralization Amount                                                                   4,736,386.51
  -----------------------------------------------------------------------------------------------------------------------
 9i.   Current Master Servicer Advanced (Recovered) Interest                                                   215,086.51
  ii.  Current Master Servicer Advanced (Recovered) Principal                                                        0.00
  iii. Current Trustee Advanced Interest                                                                             0.00
  iv   Current Trustee Advanced Principal                                                                            0.00
  vi   Amount of Servicing Advances Paid by Master Servicer                             (P&S 6.02 x  )       1,252,239.25
  viii Amount of Delinquencies of Mortgage Loans                                                               218,630.22
  ix   CLASS A ALTERNATE RATE FOR NEXT DISTRIBUTION DATE:                                                        0.00000%
  -----------------------------------------------------------------------------------------------------------------------
10i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                7
  ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days
          Delinquent                                                                                         5,684,499.91
11i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                0
  ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days
          Delinquent                                                                                                 0.00
12i    Number of Mortgage Loans 90 or More Days Delinquent                                                              1
  ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days
          Delinquent                                                                                         2,000,000.00
13i    Number of Mortgage Loans in Foreclosure                                                                          1
  ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         2,700,000.00
       Book Value of Real Estate Acquired Through Foreclosure or
          Grant of a Deed                                                                                            0.00

14i    Amount of Delinquent Principal of Mortgage Loans                                                              0.00
  ii   Amount of Delinquent Interest of Mortgage Loans                                                         218,630.22

15i    Cumulative Losses                                                                                             0.00
  ii   Do Cumulative Losses Exceed 1% of Original Principal Balance                                                     N
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